Acquisitions (Details 4) - USD ($)	Nov. 30, 2017	Feb. 28, 2017
Acquisitions Details 4
Cash	$ 2,240	$ 2,240
Related Party Payable	(42,380)	(42,380)
Accrued Salary	(82,565)	(82,565)
Total Net Liabilities Assumed	$ (122,705)	$ (122,705)